EXHIBIT 10.3

                                                                  EXECUTION COPY

                    FOURTH AMENDMENT TO THE CREDIT AGREEMENT

            THIS FOURTH AMENDMENT TO THE CREDIT AGREEMENT, dated as of May
25, 2004 (this "AMENDMENT"), is among CHOICE ONE COMMUNICATIONS INC., a Delaware corporation (the "GUARANTOR"), the subsidiaries of the Guarantor listed on the signature pages hereto (each a "BORROWER" and collectively the "BORROWERS"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "LENDERS"), GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), collateral agent and syndication agent for the Lenders, and the other agents signatories hereto.

                             PRELIMINARY STATEMENTS:

            (1) The Guarantor, the Borrowers, the Lenders, the Administrative Agent and certain other agents have entered into the Third Amended and Restated Credit Agreement dated as of September 13, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

            (2) The Required Lenders desire to revise the form of assignment and acceptance attached as Exhibit G to the Credit Agreement and to amend certain other provisions of the Credit Agreement as hereinafter set forth.

            (3) The Required Lenders, the Guarantor and the Borrowers have agreed, subject to the terms and conditions stated below, to effectuate the foregoing.

            SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended, effective as of the Amendment Effective Date (as defined in Section 2 below), as follows:

            (a) Section 2.5 is amended and restated to read in full as follows:

                  "Revolving Credit Notes. (a) Each Revolving Credit Lender's
            Revolving Credit Loans and the obligation of the Borrowers to repay such Revolving Credit Loans shall be evidenced by either (i) this Agreement or (ii) a Revolving Credit Note executed by the Borrowers payable to the order of such Revolving Credit Lender. Each Revolving Credit Note shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in
            Section 5.1.

                  (b) Notwithstanding the foregoing clause (a), it is understood and agreed that a Register shall be maintained by the Administrative Agent and an account may be maintained by each Lender, in each case pursuant to Section

            15.10(d), that will reflect, among other things, the amount of outstanding Revolving Credit Loans made to the Borrowers by each applicable Lender."

            (b) Section 4.6 is amended and restated to read in full as follows:

                  "Term Notes.

                  (a) Term A Notes. Each Term A Lender's Term A Loans and the obligations of the Borrowers to repay such Term A Loans shall be evidenced by either (i) this Agreement or (ii) a Term A Note executed by the Borrowers payable to the order of such Term A Lender. Each Term A Note shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 5.1.

                  (b) Term B Notes. Each Term B Lender's Term B Loans and the
            obligations of the Borrowers to repay such Term B Loans shall be evidenced by either (i) this Agreement or (ii) a Term B Note executed by the Borrowers payable to the order of such Term B Lender. Each Term B Note shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 5.1.

                  (c) Term C Notes. Each Term C Lender's Term C Loans and the obligations of the Borrowers to repay such Term C Loans shall be evidenced by either (i) this Agreement or (ii) a Term C Note executed by the Borrowers payable to the order of such Term C Lender. Each Term C Note shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 5.1.

                  (d) Term D Notes. Each Term D Lender's Term D Loans and the obligations of the Borrowers to repay such Term D Loans shall be evidenced by either (i) this Agreement or (ii) a Term D Note executed by the Borrowers payable to the order of such Term D Lender. Each Term D Note shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 5.1.

                  (e) Notwithstanding the foregoing clauses (a) though (d), it is understood and agreed that a Register shall be maintained by the Administrative Agent and an account may be maintained by each Lender, in each case pursuant to Section 15.10(d), that will reflect, among other things, the amount of outstanding Term A Loans, Term B Loans, Term C Loans and Term D Loans made to the Borrowers by each applicable Lender."

            (c) Section 15.10(b) is amended by adding to the first sentence thereof the parenthetical "(if any)" after the words "owing to it and the Notes".

            (d) Section 15.10(d) is amended and restated to read in full as follows:

                        "(d)  Loan Accounts and Register. (i) Each Lender is
            authorized to maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                        (ii) The Administrative Agent shall maintain a register (the "Register") which shall record (a) the names, addresses and Commitments of each Lender hereunder and the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder, (b) the date and amount of each Loan made hereunder and, if appropriate, the Interest Period applicable thereto, (c) the terms of each Assignment and Acceptance delivered to and accepted by it (including any change to the Commitments resulting therefrom) and (d) the amount of any sum received by the Administrative Agent from the Borrowers hereunder and each Lender's share thereof.

                        (iii) Entries made in good faith by the Administrative
            Agent in the Register pursuant to clause (ii) above and by a Lender in its account or accounts pursuant to clause (i) above shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrowers to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrowers under this Agreement. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice."

            (e) Section 15.10(e) is amended and restated to read in full as follows:

                        "(e)  Issuance of New Notes. Upon its receipt of an
            Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee together with any Note or Notes subject to such assignment and the written consent to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed in accordance with the requirements set forth herein and is substantially in the form of Exhibit G:

                        (i)   accept such Assignment and Acceptance; and

                        (ii) record the information contained therein in the Register.

                        Upon the request of any Lender (including any Eligible
            Assignee that becomes a Lender pursuant to an Assignment and Acceptance) made through the Administrative Agent, the Borrowers (at their expense) shall execute and deliver to such Lender (through the Administrative Agent), a Note or Notes, which shall evidence such Lender's Loans. Each surrendered Note or Notes shall be held by the Administrative Agent (and not be cancelled, but may be stamped "substituted and replaced" or a similar notation) until all Obligations have been indefeasibly and irrevocably paid and satisfied in full. To the extent any Note is surrendered and a new
            Note is not issued in respect of the Obligations represented by such surrendered Note, this Agreement and the Register shall serve to evidence the Obligations of the Borrowers to the applicable Lender(s) in respect of such surrendered Note. The issuance of a new Note or Notes in substitution of the Note or Notes previously issued shall not comprise a novation or cancellation of indebtedness. In furtherance of the foregoing, each Note issued to a Person that was a Lender hereunder but that is no longer a Lender hereunder pursuant to an assignment of all of its interests hereunder (whether pursuant to one or more Assignment and Acceptances or otherwise) that was not exchanged for the issuance of a replacement Note or Notes shall be deemed to be substituted and replaced (but not cancelled or novated) by this Agreement and the Register and, to the extent applicable, the accounts of the Lenders created under this Agreement."

            (f) Exhibit A-4 to the Credit Agreement is amended effective for all Term C Notes issued after this Amendment Effective Date, by adding at the top of the first page above "Term Note C" the following:

                        "This note is one of a series of notes which amend and
            restate but do not extinguish the obligations under those certain notes executed in connection with that certain Third Amended and Restated Credit Agreement dated as of September 13,2002, and as further amended, amended and restated, supplemented or otherwise modified from time to time, by and among Choice One Communications Inc., as Guarantor, its Subsidiaries, as Borrowers, the Lenders who are or may become party thereto, as Lenders, and Wachovia Investors. Inc., as Administrative Agent and Collateral Agent."

            (g) Exhibit A-5 to the Credit Agreement is amended effective for all Term D Notes issued after this Amendment Effective Date, by adding at the top of the first page above "Term Note D" the following:

                        "This note is one of a series of notes which amend and
            restate but do not extinguish the obligations under those certain notes executed in connection with that certain Third Amended and Restated Credit Agreement dated as of September 13,2002, and as further amended, amended and restated, supplemented or otherwise modified from time to time, by and among Choice One Communications Inc., as Guarantor, its Subsidiaries, as Borrowers, the Lenders who are or may become party thereto, as Lenders, and Wachovia Investors, Inc., as Administrative Agent and Collateral Agent."

            (h) Exhibit G to the Credit Agreement is amended and restated to read in full as set forth in Annex 1 hereto.

            SECTION 2. Condition of Effectiveness. This Amendment shall become effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE" when, and only when the Administrative Agent shall have notified the parties hereto that it has received counterparts of (i) this Amendment executed by the Guarantor, the Borrowers and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and (ii) the Consent attached to this Amendment executed by each of the Pledgors and each of the Grantors designated therein.

            SECTION 3. Representations and Warranties of the Borrowers. The Guarantor and each Borrower, respectively, represents and warrants that this Amendment has been duly executed and delivered by the Guarantor and the Borrowers. This Amendment and each of the other Loan Documents, as amended hereby, to which the Guarantor or any of the Borrowers is a party are legal, valid and binding obligations of such party, enforceable against such party in accordance with their respective terms.

            SECTION 4. Reference to and Effect on the Loan Document; Etc.
(a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            (b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Borrowers and the Guarantor under the Loan Documents, in each case as amended by this Amendment.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

            (d) The Borrowers and the Guarantor jointly and severally agree to promptly pay all reasonable expenses of General Electric Capital Corporation in connection with the preparation, execution and delivery of this Amendment and all matters related thereto.

            SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 6. Modifications to this Amendment. Any provision of this Amendment may be modified with the written consent of the Borrowers, the Guarantor and the Required Lenders, except for any provision that, pursuant to
Section 15.11 of the Credit Agreement, would require the consent of all the Lenders (in which case the written consent of all the Lenders shall be required).

            SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

                  [Remainder of Page Left Intentionally Blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                BORROWERS:

                                CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
                                CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC. CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC. CHOICE ONE COMMUNICATIONS INTERNATIONAL INC. CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC. CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC. CHOICE ONE COMMUNICATIONS OF MAINE INC.
                                CHOICE ONE OF NEW HAMPSHIRE INC.
                                CHOICE ONE COMMUNICATIONS OF OHIO INC.
                                CHOICE ONE COMMUNICATIONS OF VERMONT INC.
                                CHOICE ONE ONLINE INC.
                                CHOICE ONE COMMUNICATIONS OF VIRGINIA INC.
                                CHOICE ONE COMMUNICATIONS SERVICES INC.
                                US XCHANGE INC.
                                US XCHANGE OF INDIANA, L.L.C.
                                US XCHANGE OF ILLINOIS, L.L.C.
                                US XCHANGE OF WISCONSIN, L.L.C.
                                US XCHANGE OF MICHIGAN, L.L.C.

                                By  /s/ Ajay Sabherwal
                                   --------------------------------------
                                    Name:Ajay Sabherwal
                                    Title: CFO

                                        for each of the entities set forth above

                                GUARANTOR:

                                CHOICE ONE COMMUNICATIONS INC.

                                By  /s/ Ajay Sabherwal
                                   --------------------------------------
                                    Ajay Sabherwal
                                    Title: CFO

                                FERNWOOD ASSOCIATES, L.P., as Lender

                                By: /s/ Thomas P. Borger
                                    -------------------------------------
                                    Name: Thomas P. Borger
                                    Title: General Partner

                                GOLDMAN SACH CREDIT  PARTNERS, I.P.,
                                as Lender

                                By: /s/ Pedro Ramirez
                                    -------------------------------------
                                    Name: Pedro Ramirez
                                    Title: Authorized Signatory

                                SCOGGIN CAPITAL MANAGEMENT, LP II,
                                as Lender

                                By: /S/ Craig Effron
                                    -------------------------------------
                                    Name: Craig Effron
                                    Title:

                                STRATEGIC VALUE MASTER FUND,LTD,AS
                                LENDER

                                BY: /s/ Vivianne Hernandez
                                    -------------------------------------
                                    NAME: Vivianne Hernandez
                                    Title: Authorized Signatory

                                CARGILL FINANCIAL SERVICES
                                INTERNATIONAL,Inc., AS Lender

                                By: /s/ Mark Guidinger
                                    -------------------------------------
                                    Name: Mark Guidinger
                                    Title: Portfolio Manager

                                    /s/ Christopher J. Hedberg
                                    -------------------------------------
                                    Christopher J. Hedberg
                                    Operation Manager

                                CREDIT SUISSE FIRST BOSTON, as Lender

                                By: /s/ Joseph Brosnan
                                    -------------------------------------
                                    Name: Joseph Brosnan
                                    Title:Vice President

                                DEUTSCHE BANK AND TRUST COMPANY
                                AMERICAS, as Lender
                                By: DB Services New Jersey, Inc.

                                By: /s/ Edward Schaffer
                                    -------------------------------------
                                    Name: Edward Schaffer
                                    Title: Vice President

                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                as Administrative Agent, Collateral Agent,
                                Syndication Agent and Lender

                                By: /s/ Christopher T. Nicholls
                                   --------------------------------------
                                    Name: Christopher T. Nicholls
                                    Title: Senior Vice President


                                MORGAN STANLEY SENIOR FUNDING, INC.,
                                as Documentation Agent and Leader

                                By: /s/ Ian Sandler
                                    -------------------------------------
                                    Name: Ian Sandler
                                    Title:

                                BANK OF AMERICA, N.A., as Lender

                                By: /s/ Laura T. Sweet
                                    -------------------------------------
                                    Name:  Laura T. Sweet
                                    Title: Assistant Vice President

                                BEAR STEARNS INVESTMENT PRODUCTS INC.,
                                as Lender

                                By: /s/  John McDermott
                                    -------------------------------------
                                    Name:   JOHN McDERMOTT
                                    Title:  VICE PRESIDENT

                                                 Annex 1 to the Fourth Amendment

                        Exhibit G to the Credit Agreement

                       FORM OF ASSIGNMENT AND ACCEPTANCE

            Reference is made to the Third Amended and Restated Credit Agreement dated as of September 13, 2002 (as further amended, amended and restated, supplemented or otherwise modified, from time to time, the "Credit Agreement") by and among Choice One Communications Inc., a Delaware corporation, as Guarantor, its Subsidiaries listed on the signature pages thereto, as Borrowers, the lenders party thereto (the "Lenders"). General Electric Capital Corporation, as Administrative Agent and Collateral Agent (successor to Wachovia Investors, Inc. in such capacities) and the other Agents party thereto. Capitalized terms used herein which are not defined herein shall have the meanings assigned thereto in the Credit Agreement.

            Each "Assignor" referred to on Schedule 1 hereto (each, an "Assignor") and each "Assignee" referred to on Schedule 1 hereto (each, an "Assignee") agrees severally with respect to all information relating to it and its assignment hereunder and on Schedule 1 hereto as follows:

            1. Such Assignor hereby sells and assigns, without recourse except as to the representations and warranties made by it herein, to such Assignee, and such Assignee hereby purchases and assumes from such Assignor as of the Effective Date (as defined below), the interests described in Schedule 1 hereto (the "Assigned Interest"), in and to such Assignor's outstanding rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto, in a principal amount for each such credit facility as set forth on
Schedule 1 hereto. After giving effect to such sale and assignment, such Assignee's Commitments and the amount of the Loans owing to such Assignee will be as set forth on Schedule 1 hereto.

            2. Such Assignor (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance, that its name set forth on Schedule 1 hereto is its legal name, that it is the legal and beneficial owner of the Assigned Interest and that such interest or interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto, other than as set forth in clause (i) above; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or its Subsidiaries or the performance or observance by the Company or any of its Subsidiaries of any of their obligations under any Loan Document or any other instrument or document furnished or executed pursuant thereto; and (iv) attaches the applicable Note or Notes held by such Assignor, if any.

            3. Such Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance and that its name set forth on Schedule 1 hereto is its legal name; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon any Assignor or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender and agrees to be bound by the terms of the Intercreditor Agreement; (vii) agrees to hold all confidential information in a manner consistent with the provisions of
Section 15.10(g) of the Credit Agreement; and (viii) includes herewith for the Administrative Agent the two forms required by Section 5.11(e) of the Credit Agreement (if not previously delivered).

            4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for, to the extent required by the Credit Agreement, consent by the Borrowers and the Administrative Agent and acceptance and recording in the Register. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1 hereto.

            5. Upon such consents and the acceptance and recording by the Administrative Agent, as of the Effective Date, (i) such Assignee shall be a party to the Credit Agreement and the other Loan Documents to which Lenders are parties and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender under each such agreement and (ii) such Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents (other than its rights and obligations under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the Obligations of the Borrowers and the Guarantor under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Effective Date of this Assignment and Acceptance) and, if this Assignment and Acceptance covers all of the remaining portion of the rights and obligations of such Assignor under the Credit Agreement, such Assignor shall cease to be a party thereto.

            6. Upon such consents and the acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interests assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to such Assignee. Such Assignor and such Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

            7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

            8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of an original executed counterpart of this Assignment and Acceptance.

            IN WITNESS WHEREOF, each Assignor and each Assignee have caused
Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1
                                       TO
                            ASSIGNMENT AND ACCEPTANCE

ASSIGNORS:
--------------------------------------------------------------------------------------------------------
REVOLVING CREDIT FACILITY
--------------------------------------------------------------------------------------------------------
      Percentage interest assigned                          %         %          %         %           %
--------------------------------------------------------------------------------------------------------
      Revolving Credit Commitment assigned*            $         $         $          $         $
--------------------------------------------------------------------------------------------------------
      Aggregate outstanding principal amount of
            Revolving Credit Loans assigned            $         $         $          $         $
--------------------------------------------------------------------------------------------------------
TERM A FACILITY
--------------------------------------------------------------------------------------------------------
      Percentage interest assigned*                         %         %          %         %           %
--------------------------------------------------------------------------------------------------------
       Outstanding principal amount of
            Term A Loan assigned                       $         $         $          $         $
--------------------------------------------------------------------------------------------------------
TERM B FACILITY
--------------------------------------------------------------------------------------------------------
      Percentage interest assigned*                         %         %          %         %           %
--------------------------------------------------------------------------------------------------------
       Outstanding principal amount of
            Term B Loan assigned                       $         $         $          $         $
--------------------------------------------------------------------------------------------------------
TERM C FACILITY
--------------------------------------------------------------------------------------------------------
      Percentage interest assigned*                         %         %          %         %           %
--------------------------------------------------------------------------------------------------------
      Outstanding principal amount of
            Term C Loan assigned                       $         $         $          $         $
--------------------------------------------------------------------------------------------------------
TERM D FACILITY
--------------------------------------------------------------------------------------------------------
      Percentage interest assigned*                         %         %          %         %           %
--------------------------------------------------------------------------------------------------------
      Outstanding principal amount of
            Term D Loan assigned                       $         $         $          $         $
--------------------------------------------------------------------------------------------------------

----------
* Calculate the percentage that is assigned to 9 decimal places and show as a percentage of aggregate Commitments/Loans of all Lenders in respect of the applicable facility.

ASSIGNEES:
--------------------------------------------------------------------------------------------------------
REVOLVING CREDIT FACILITY
--------------------------------------------------------------------------------------------------------
      Percentage interest assumed*                          %         %          %         %           %
--------------------------------------------------------------------------------------------------------
      Revolving Credit Commitment assumed              $         $         $          $         $
--------------------------------------------------------------------------------------------------------
      Aggregate outstanding principal amount of
           Revolving Credit Loans assumed              $         $         $          $         $
--------------------------------------------------------------------------------------------------------
TERM A FACILITY

      Percentage interest assumed*                          %         %          %         %           %
--------------------------------------------------------------------------------------------------------
      Outstanding principal amount of
            Term A Loan assumed                        $         $         $          $         $
--------------------------------------------------------------------------------------------------------
TERM B FACILITY
--------------------------------------------------------------------------------------------------------
      Percentage interest assumed*                          %         %          %         %           %
--------------------------------------------------------------------------------------------------------
      Outstanding principal amount of
            Term B Loan assumed                        $         $         $          $         $
--------------------------------------------------------------------------------------------------------
TERM C FACILITY
--------------------------------------------------------------------------------------------------------
      Percentage interest assumed*                          %         %          %         %           %
--------------------------------------------------------------------------------------------------------
      Outstanding principal amount of
            Term C Loan assumed                        $         $         $          $         $
--------------------------------------------------------------------------------------------------------
TERM D FACILITY
--------------------------------------------------------------------------------------------------------
      Percentage interest assumed*                          %         %          %         %           %
--------------------------------------------------------------------------------------------------------
      Outstanding principal amount of
            Term D Loan assumed                        $         $         $          $         $
--------------------------------------------------------------------------------------------------------

----------
* Calculate the percentage that is assumed to 9 decimal places and show as a percentage of aggregate Commitments/Loans of all Lenders in respect of the applicable facility.

Effective Date (if other than date of acceptance by Administrative Agent):
 1[________________,200]

                                   ASSIGNOR(s)

                                   ________________________________, as Assignor
                                   [Type or print legal name of Assignor].

                                   By     ____________________________________
                                          Name:
                                   Title:

                                   Dated: ______________ , ________

                                   ________________________________, as Assignor
                                   [Type or print legal name of Assignor].

                                   By     ____________________________________
                                          Name:
                                   Title:

                                   Dated: ______________ , ________

                                   [Etc.]

----------
1 This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent.

                                   ASSIGNEE(S)

                                   ________________________________, as Assignee
                                   [Type or print legal name of Assignee]

                                   By_________________________________________
                                         Name:
                                   Title:

                                   Dated: ______________ , ________

                                                Lending Office Address:
                                                ________________________________
                                                ________________________________

                                                Attention:______________________
                                                Telephone:______________________
                                                Fax Number:_____________________

                                   _____________________________, as Assignee
                                   [Type or print legal name of Assignor].

                                   By     ____________________________________
                                          Name:
                                   Title:

                                   Dated: ______________ , ________

                                                Lending Office Address:
                                                ________________________________
                                                ________________________________

                                                Attention:______________________
                                                Telephone:______________________
                                                Fax Number:_____________________

                                   [Etc.]

CONSENTED TO AND ACCEPTED
THIS_______DAY OF________________, 200_:

GENERAL ELECTRIC CAPITAL CORPORATION,
    as Administrative Agent

 By________________________________
   Name:
   Title:

(1)[CONSENTED TO AND ACKNOWLEDGED:]

CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC.
CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC.
CHOICE ONE COMMUNICATIONS INTERNATIONAL INC.
CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC.
CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC.
CHOICE ONE COMMUNICATIONS OF MAINE INC.
CHOICE ONE OF NEW HAMPSHIRE INC.
CHOICE ONE COMMUNICATIONS OF OHIO INC.
CHOICE ONE COMMUNICATIONS OF VERMONT INC.
CHOICE ONE ONLINE INC.
CHOICE ONE COMMUNICATIONS OF VIRGINIA INC.
CHOICE ONE COMMUNICATIONS SERVICES INC.
US XCHANGE INC.
US XCHANGE OF INDIANA, LLC.
US XCHANGE OF ILLINOIS, LLC.
US XCHANGE OF WISCONSIN, L.L.C
US XCHANGE OF MICHIGAN, L.LC.

By: _______________________________
    Name:
    Title:
            for each of the entities set forth above
----------

(1)   If applicable pursuant to Section 15.10.

(1)[CONSENTED TO AND ACKNOWLEDGED:]

CHOICE ONE COMMUNICATIONS INC.

By_________________________________
  Name:
  Title:

----------
(1) Required if the Assignee is an Eligible Assignee solely by reason of clause (g) of the definition of "Eligible Assignee" and no Default has occurred and is continuing.

                                     CONSENT

                                                         Dated as of May 25,2004

            Each of the undersigned, as a Grantor and/or Pledgor under the Third Amended and Restated Security Agreement, dated as of September 13,2002 (as amended, supplemented or otherwise modified through the date hereof, the "SECURITY AGREEMENT") and/or the Third Amended and Restated Pledge Agreement, dated as of September 13,2002 (as amended, supplemented or otherwise modified through the date hereof, the "PLEDGE AGREEMENT"), in each case, in favor of the Administrative Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Fourth Amendment (the "AMENDMENT"), hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each of the Security Agreement and the Pledge Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Security Agreement and the Pledge Agreement to the "Credit Agreement", "thereunder", "thereof or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Security Documents to which such Grantor or such Pledgor, as the case may be, is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                 CHOICE ONE COMMUNICATIONS INC.
                                 CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
                                 CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC. CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC CHOICE ONE COMMUNICATIONS INTERNATIONAL INC CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC. CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC. CHOICE ONE COMMUNICATIONS OF MAINE INC.
                                 CHOICE ONE OF NEW HAMPSHIRE INC.
                                 CHOICE ONE COMMUNICATIONS OF OHIO INC.
                                 CHOICE ONE COMMUNICATIONS OF VERMONT INC.
                                 CHOICE ONE ONLINE INC.
                                 CHOICE ONE COMMUNICATIONS OF VIRGINIA INC.
                                 CHOICE ONE COMMUNICATIONS SERVICES INC.
                                 US XCHANGE INC.
                                 US XCHANGE OF INDIANA, L.L.C.
                                 US XCHANGE OF ILLINOIS, L.L.C.
                                 US XCHANGE OF WISCONSIN, L.L.C.
                                 US XCHANGE OF MICHIGAN,

                                 By: /s/ Ajay Sabherwal
                                     -------------------------------------------
                                     Name: Ajay Sabherwal
                                     Title: CFO